UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 31, 2009

Frontier Airlines Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51890	20-4191157
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 Tower Road, Denver, Colorado	80249
(Address of principal executive offices)	(Zip Code)

720-374-4200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition

On February 26, 2009, Frontier Airlines Holdings, Inc. filed its monthly operating report for the month of January 31, 2009, with the United States Bankruptcy Court for the Southern District of New York, in connection with its proceedings under Chapter 11 of the United States Bankruptcy Code in Case No. 08-11298 (RDD). A copy of the monthly operating report and the related press release is provided hereunder as Exhibits 99.01 and 99.02.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

Exhibit 99.01	Monthly Operating Report for the month ended December 31, 2008.
Exhibit 99.02  Press Release dated February 26, 2009, entitled " Frontier Airlines Shows Operating Profit for January 2009”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRONTIER AIRLINES HOLDINGS, INC.

Date: February 26, 2009	By: /s/ Sean Menke
	Its:	President and CEO